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                                                           EXHIBIT 10.3

                         LANDLORD'S CONSENT TO SUBLEASE

         THIS CONSENT ("Consent") is given by Symantec Corporation, ("Landlord") to that certain Sublease dated October 1, 1999, (the "Sublease") by and between AUDIOHIGHWAY.COM, a California corporation ("Sublandlord") and BE HERE CORPORATION, a California corporation ("Subtenant"), subject to the following terms and conditions:

         1. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Sublease.

         2. Landlord is not a party to the Sublease and has no obligations or duties to Subtenant or Sublandlord under the Sublease and any provisions therein purporting to obligate and/or bind Landlord or limit Landlord's rights under the Master Lease in any way are deemed null and void. Notwithstanding any provision to the contrary in the Sublease, Subtenant shall have no greater rights than Sublandlord has as Tenant under the Master Lease.

         3. This Consent shall only apply to this Sublease and shall not be deemed to be a consent to any other or further sublease or a waiver of any of the provisions of the Master Lease.

         4. By consenting to the Sublease, Landlord waives none of its rights against the Sublandlord as Tenant under the Master Lease. The Sublease is and shall remain at all times subject to and subordinate in all respects to the Lease.

         5. This Consent shall not modify or amend or be deemed to modify or amend the Lease in any way, or to impose on Landlord any obligation to provide notice to, or obtain consent from, Subtenant with respect to amendments, defaults, waivers or any other matters pertaining to the Master Lease or to the Premises covered by the Master Lease. Any waiver by Landlord of its rights shall be made only in writing and signed by Landlord.

         6. Upon the expiration or earlier termination of the Master Lease, the Sublease shall automatically and without notice or demand, terminate and Subtenant agrees promptly to surrender the Sublease Premises to Landlord upon such termination without compensation from Landlord.

         7. This Consent shall not be effective until receipt by Landlord of a counterpart or counterparts of this Consent duly executed by Sublandlord and Subtenant, each acknowledging its agreement to the terms and conditions specified in this Consent.


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                                 LANDLORD:

                                 SYMANTEC CORPORATION
                                 a Delaware corporation

                                 By:    /s/ John B. Sorci, Jr.
                                    --------------------------------------
                                        John B. Sorci, Jr.
                                        Vice President, Worldwide
                                        Logistics & Facilities

                                 Date:  Oct 28, 1999

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS SPECIFIED IN THE FOREGOING CONSENT AND AGREES TO ALL SUCH TERMS AND CONDITIONS.

SUBLANDLORD:                                   SUBTENANT:

AUDIOHIGHWAY.COM                               BE HERE CORPORATION
a California corporation                       a California corporation

By:     /s/ [Illegible]                        By:    /S/ John L.W. Furlan
   ----------------------------------             ------------------------------

Name:                                          Name:    John L.W. Furlan
     --------------------------------               ----------------------------

Title:  President                              Title:   VP, Engineering
      -------------------------------                ---------------------------

Date:                                          Date:  October 21, 1999
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